Second Quarter 2003 Supplemental Financial Package

Second Quarter 2003 Supplemental Financial Package

Charter Municipal Mortgage Acceptance Company (“CharterMac”)

625 Madison Avenue

New York, NY 10022

Phone: 212-588-1765

Fax: 212-751-3550

Web Site: www.chartermac.com

AMEX Symbol: CHC

Investor Contacts:

Stuart Rothstein

Chief Fiznancial Officer

212-421-5333

Brenda Abuaf

Director of Shareholder Services

800-831-4826

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of CharterMac to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this document. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac’s expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Second Quarter 2003 Supplemental Financial Package

Financial Highlights

	Quarter Ended June 30,				% change	Six Months Ended June 30,				% change
(Numbers in thousands, except per share data)	2003		2002			2003		2002

Operating Data
Revenues	$33,208		$28,060		18.3%	$65,129		$56,863		14.5%
Net Income	18,200		14,147		28.6%	36,107		32,971		9.5%
Net Income Available to Common Shareholders [1]	16,740		12,778		31.0%	33,234		30,337		9.5%
CAD to Common Shareholders	17,603		15,382		14.4%	33,753		29,785		13.3%
Per Share Data:
Net Income Available to Common Shareholders per diluted share	$0.37		$0.30		23.3%	$0.74		$0.74		0.0%
CAD to Common Shareholders per diluted Share	$0.39		$0.36		8.3%	$0.75		$0.73		2.7%
Dividends per Common Share	$0.325		$0.310		4.8%	$0.650		$0.620		4.8%
Weighted Average diluted Common Shares	45,130		43,107			45,090		40,989

Ratios
Interest Coverage	5.5	x	7.5	x		5.9	x	7.1	x
Fixed Charge Coverage	2.8	x	3.2	x		2.8	x	3.3	x
CAD Payout Ratio (per share basis)	83.3%		86.1%			86.7%		84.9%

	June 30, 2003	June 30, 2002
Capitalization
Total Debt	$843,597	$593,908
Preferred Equity	273,500	273,500
Common and CRA Equity	855,690	769,468

Total Capitalization	$1,972,787	$1,636,876

Total Asset	$1,959,828	$1,609,204
Total Debt to Total Assets	43.0%	36.9%
Total Debt to Total Market Capitalization	42.8%	36.3%
Total Common and CRA Shares Outstanding	45,130	43,035
Closing Common Share Price at Period-End	$19.01	$17.88

Note:

1.	Common shareholders include CRA shareholders.

Second Quarter 2003 Supplemental Financial Package

Consolidated Balance Sheets

(Dollars in thousands)

	June 30, 2003	March 31, 2003	June 30, 2002
Assets
Revenue bonds—at fair value	$1,677,287	$1,551,808	$1,286,108
Cash and cash equivalents	114,062	80,367	133,736
Promissory notes, mortgages receivable and other investments	52,412	80,245	88,942
Other assets	116,067	118,884	100,418

Total assets	$1,959,828	$1,831,304	$1,609,204

Liabilities and shareholders’ equity

Liabilities
Financing arrangements	$780,489	$671,164	$529,035
Notes payable	63,108	71,349	64,873
Interest rate hedges	4,493	4,936	4,005
Accounts payable, accrued expenses and other liabilities	15,016	12,511	32,882
Deferred income	10,600	8,274	3,917
Due to Manager and affiliates	3,520	3,054	2,530
Deferred tax liability	8,770	9,586	11,415
Distributions payable	19,391	19,367	17,504

Total liabilities	905,387	800,241	666,161

Preferred shares of subsidiary	273,500	273,500	273,500

Minority interest in consolidated subsidiary	5,459	5,718	4,403

Shareholders’ equity
Beneficial owners’ equity—convertible CRA shareholders	58,510	58,332	25,751
Beneficial owners’ equity—Manager	1,128	1,128	1,375
Beneficial owners’ equity—other common shareholders	609,643	606,867	607,450
Treasury shares of beneficial interest	(103)	(103)	(103)
Accumulated other comprehensive income	106,304	85,621	30,667

Total shareholders’ equity	775,482	751,845	665,140

Total liabilities and shareholders’ equity	$1,959,828	$1,831,304	$1,609,204

Second Quarter 2003 Supplemental Financial Package

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues:
Interest income:
Revenue bonds	$26,925	$22,025	$53,175	$44,945
Other interest income	819	1,423	1,656	3,048
Promissory notes and mortgages receivable	100	160	281	323
Mortgage servicing fees	2,240	2,009	4,366	3,050
Mortgage banking fees	1,233	1,394	2,174	3,862
Other income	1,891	1,049	3,477	1,635

Total revenues	33,208	28,060	65,129	56,863

Expenses:
Interest expense	4,887	3,014	8,703	7,005
TOPs—recurring fees	1,019	751	1,982	1,478
Bond servicing	1,047	878	2,062	1,644
General and administrative	4,888	5,953	10,927	11,552
Depreciation and amortization	2,915	1,760	4,602	4,000

Total expenses	14,756	12,356	28,276	25,679

Income before gain on repayment of revenue bonds, gain
on sales of loans and equity in earnings of ARCap	18,452	15,704	36,853	31,184
Equity in earnings of ARCap	555	563	1,110	1,110
Gain on sales of loans	411	3,119	2,550	6,406
Gain on repayment of revenue bonds	2,652	222	2,240	3,979

Income before allocation to preferred shareholders
of subsidiary and minority interest	22,070	19,608	42,753	42,679
Income allocated to preferred shareholders of subsidiary	(4,725)	(4,053)	(9,449)	(7,817)
Income allocated to minority interest	67	49	39	(253)

Income before benefit (provision) for income taxes	17,412	15,604	33,343	34,609
Benefit (provision) for income taxes	788	(1,457)	2,764	(1,638)

Net income	$18,200	$14,147	$36,107	$32,971

Allocation of net income to:
Special distribution to Manager	$1,459	$1,240	$2,870	$2,328

Manager	$1	$129	$3	$306

Common shareholders	$15,316	$12,234	$30,405	$28,941
Convertible CRA shareholders	$1,424	$544	$2,829	$1,396

Total for shareholders	$16,740	$12,778	$33,234	$30,337

Net income per common and CRA share (Basic and Diluted)	$0.37	$0.30	$0.74	$0.74

Weighted average shares outstanding
Basic	45,090	43,035	45,054	40,920

Diluted	45,130	43,107	45,090	40,989

Second Quarter 2003 Supplemental Financial Package

Reconciliation of Net Income to Cash Available for Distribution (“CAD”)

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
(Dollars in thousands)
Net Income allocated to shareholders	$16,740	$12,778	$33,234	$30,337
Revenues—Amortization	443	527	1,298	962
LIHTC guarantee fee	(684)	—	(1,367)	—
Construction servicing fee	1,713	475	1,662	542
Straight line yield	(96)	310	(76)	618
Expenses—Amortization	2,915	1,760	4,602	4,000
Gain on sale of loans and repayment of revenue bonds	(3,766)	(2,453)	(5,166)	(9,823)
Tax adjustment	(788)	1,457	(2,764)	1,638
Other, net	1,126	528	2,330	1,511

CAD to Common and CRA shareholders	$17,603	$15,382	$33,753	$29,785

Second Quarter 2003 Supplemental Financial Package

Capitalization as of Quarter-End

(Dollars in thousands, except per share price)

Common Shares

Description	Shares Outstanding	Quarter-End Share Price	Market Value
Common Shares	41,295,261	$19.01	$785,023

CRA Convertible Preferred Shares

Description	CRA Shares Outstanding	Transaction Share Price	Conversion Price	Conversion Ratio	Common Share Equivalent
	(A)			(B)	(A) * (B)
2Q 2000 Issuance	1,238,364	$14.13	$15.33	92.2%	1,141,427
4Q 2000 Issuance	644,000	$14.13	$14.60	96.8%	623,268
3Q 2002 Issuance	1,376,933	$17.43	$17.43	100.0%	1,376,933
4Q 2002 Issuance	575,705	$17.37	$17.37	100.0%	575,705

Total	3,835,002	Total			3,717,333
		Quarter-End Closing Share Price			$19.01

		Market Value of CRA Shares			$70,667

Cumulative Preferred Shares

Description	Dividend Rate (Weighted Average)	Liquidation Preference (Total Par)
Series A Total	6.7%	$175,000
Series B Total	7.3	98,500

Total / Weighted Average	6.9%	$273,500

Second Quarter 2003 Supplemental Financial Package

Capitalization as of Quarter-End (continued)

(Dollars in thousands, except per share price)

Debt

Description	Program	Weighted Average Interest Rate (Annualized)		Outstanding Balance	Percentage of Total Debt
Financing Arrangements	Warehouse Line of Credit	2.6%[3]		$29,150	3.5%
Financing Arrangements	Series 2003A Fixed Rate Securitization	3.3		100,000	11.8
Financing Arrangements	PFloats	2.5	[1]	223,989	26.6
Financing Arrangements	TOPs	2.6	[1]	456,500	54.1
Notes Payable[2]		3.4	[3]	33,958	4.0

Total / Weighted Average		2.7%		$843,597	100.0%

Effective Fixed Rate vs. Floating Rate Funding Exposure

	Before Interest Rate Swaps		Interest Rate Swap	After Interest Rate Swaps
	Floating Rate	Fixed Rate		Floating Rate	Fixed Rate	Total
Fixed Rate Debt[4]	$—	$100,000		$—	$100,000	$100,000
Floating Rate Debt	743,597	—	(150,000)	593,597	—	593,597
Floating to Fixed Rate Swaps[5]	—	—	150,000	—	150,000	150,000
Preferred Equity	—	273,500		—	273,500	273,500
Common and CRA Equity	—	855,689		—	855,689	855,689

Total Funding Sources	$743,597	$1,229,189		$593,597	$1,379,189	$1,972,786

% of Total	37.7%	62.3%		30.1%	69.9%

Second Quarter 2003 Supplemental Financial Package

Capitalization as of Quarter-End (continued)

(Dollars in thousands, except per share price)

Total Market Capitalization

	Balance	% of Total
Equity
Common	$785,023	39.7%
Preferred	273,500	13.9
CRA	70,667	3.6
Debt	843,597	42.8

Total Market Capitalization	$1,972,787	100.0%

Notes:

(1)	The interest rates on the PFloats and TOPs programs are based on spread above the Bond Market Association Municipal Swap Index. (“BMA”)
(2)	Consists of PWF acquisition loan and PWF short-term borrowing.
(3)	The interest rate on the notes payable and the Warehouse Line of Credit is based on spread above the London Inter-Bank Offered Rate (“LIBOR”)
(4)	$100 million, 2yr, fixed-rate securitization at 3.25%.
(5)	$50 million BMA swap at 3.98% through January 2006 and $100 million BMA swap at 3.64% through February 2004.

Second Quarter 2003 Supplemental Financial Package

Dividend Yield

	For Quarter	Annualized	Period-End Closing Share Price	Yield on Period- End Market Price	% Tax-Exempt Income (Actual)	Assumed Tax Rate	Tax-Adjusted Yield
1998 Dividend	—	$0.93	$12.12	7.7%	97.0%	39.6%	12.6%
1999 Dividend	—	$1.00	$11.75	8.5%	96.7%	39.6%	13.8%
2000 Dividend	—	$1.07	$13.44	8.0%	96.0%	39.6%	13.0%
2001 Dividend	—	$1.14	$16.25	7.0%	96.3%	39.1%	11.4%
2002 Dividend	—	$1.26	$17.37	7.3%	96.0%	38.6%	11.6%
1Q 2003 Dividend	$0.325	$1.30	$17.57	7.4%	96.0%*	38.6%	11.9%
2Q 2003 Dividend	$0.325	$1.30	$19.01	6.8%	96.0%*	38.6%	11.0%

*	Estimated

Second Quarter 2003 Supplemental Financial Package

Portfolio Summary

Investments/Asset Type	Units	Outstanding Balance at 6/30/2003	Fair Value[1] at 6/30/2003		Stated Interest Rate[2]
(Dollars in thousands)
Tax-Exempt First Mortgage Bonds
Stabilized	14,063	$560,977	$599,809		7.1%
Lease-Up	7,831	381,140	419,843		7.3%
Construction	9,156	490,504	508,164		6.8%
Rehabilitation	2,110	95,242	99,753		7.0%
Subtotal/Weighted Average	33,160	$1,527,863	$1,627,569		7.1%

Tax-Exempt Subordinate Bonds
Stabilized	692	$17,000	$17,000		9.4%

Taxable Bonds
First Mortgages	*	$31,080	$32,718		8.8%
Total Revenue Bonds	33,852	$1,575,943	$1,677,287		7.1%

Other Mortgage Investments
Second Mortgages	*	$2,586	$1,653	[3]	9.3%
Bridge Loans	*	2,204	903	[3]	8.7%
Mezzanine Loans	244	2,515	2,515	[3]	11.0%
PWF Mortgages Receivable	N/A	7,378	7,378	[3]	N/A
Subtotal/Weighted Average	244	$14,683	$12,449		9.7%

Total/Weighted Average—All Investments	34,096	$1,590,626	$1,689,736		7.1%

Notes:

For further information regarding the bond portfolio and other specifics regarding each bond, please refer to CharterMac 10-K filings.
*	Not applicable to avoid duplication with Tax-Exempt First Mortgage Bond
(1)	The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
(2)	The stated interest rate represents the weighted average coupon rate of the Revenue Bond at June 30, 2003.
(3)	These investments are carried at adjusted-cost basis.

Second Quarter 2003 Supplemental Financial Package

Portfolio Distribution

(Based on fair market value as of June 30, 2003)

By Region[1]	By Bond Type	By Property Status

Stabilized Portfolio Operating Analysis

	Q2 ’03	Q1 ’03	2002	2001
Occupancy	92.1%	92.3%	92.5%	94.2%
Debt Service Coverage Ratio (YTD)	1.22x	1.18x	1.29x	1.26x

Note:

(1)	The States are distributed in the three regions as follows:

Central: AR, IA, IL, IN, KS, MI, MN, MO, ND, NE, OH, OK, SD, TX, WI

East: AL, CT, DC, DE, FL, GA, KY, LA, MA, MD, ME, MS, NC, NH, NJ, NY, PA, RI, SC, TN, VA, VT, WV

West: AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA, WY

At quarter-end, the CharterMac portfolio consisted of bonds secured by properties in 25 States and the District of Columbia.

Second Quarter 2003 Supplemental Financial Package

Acquisition Activity

Revenue Bond Acquisitions	Location	Units	Bond Type	Month/Year Acquired	Face Amount of Bond	Current Stated Interest Rate	Permanent Interest Rate
Tax-Exempt Bonds
New Construction
Chapel Ridge at Cedar Rapids	Cedar Rapids, IA	200	LIHTC	Jun-03	11,200,000	5.75%	6.60%
Chapel Ridge at Council Bluffs	Council Bluffs, IA	160	LIHTC	May-03	570,000	6.75%	6.75%
Chapel Ridge at Council Bluffs	Council Bluffs, IA	*	LIHTC	May-03	8,130,000	6.75%	6.75%
Chapel Ridge at North Edmond (1)	Oklahoma City, OK	160	LIHTC	May-03	8,250,000	6.75%	6.75%
Chapel Ridge at West OK	Oklahoma City, OK	200	LIHTC	May-03	9,400,000	6.75%	6.75%
Oaks III	Dallas, TX	280	LIHTC	May-03	12,660,000	6.70%	6.70%
Quail Creek	Denton, TX	264	LIHTC	May-03	14,300,000	6.75%	6.75%
Shadow Ridge	Houston, TX	260	LIHTC	Jun-03	12,245,000	5.60%	6.60%
Tupelo Trace	Tupelo, MS	200	LIHTC	Jun-03	9,650,000	6.50%	6.50%
Woodlawn Park	McDonough, GA	240	LIHTC	May-03	16,500,000	6.10%	6.75%

Total New Construction		1,964			102,905,000	6.37%	6.69%

Rehabilitation
Fort Vancouver	Vancouver, WA	131	LIHTC	Apr-03	6,200,000	6.65%	6.65%
Hostmark	Poulsbo, WA	120	LIHTC	Jun-03	4,300,000	6.75%	6.75%
Mountain Grove	Dekalb Co., GA	360	LIHTC	May-03	19,200,000	6.50%	6.50%
Regency Apartments	Lincoln, NE	106	LIHTC	May-03	6,065,000	6.65%	6.65%
Riverbend	St. Louis, MO	98	LIHTC	Apr-03	2,865,000	7.00%	7.00%
Riverbend	St. Louis, MO	*	LIHTC	Apr-03	815,000	7.00%	7.00%
Riverbend	St. Louis, MO	*	LIHTC	Apr-03	48,000	7.00%	7.00%
Riverbend	St. Louis, MO	*	LIHTC	Apr-03	300,000	7.50%	7.50%

Total Rehabilitation		815			39,793,000	6.63%	6.63%

Total Tax-Exempt Bond Acquisitions		2,779			142,698,000	6.44%	6.67%

Notes:

*	Not applicable to avoid duplication
(1)	Only $50,000 has been disbursed.

Second Quarter 2003 Supplemental Financial Package

Acquisition Activity

Revenue Bond Acquisitions	Location	Units	Bond Type	Month/Year Acquired	Face Amount of Bond	Current Stated Interest Rate	Permanent Interest Rate
Taxable Bonds
Fort Vancouver	Vancouver, WA	*	Taxable	Apr-03	468,000	8.25%	8.25%
Hostmark	Poulsbo, WA	*	Taxable	Jun-03	320,000	8.75%	8.75%
Quail Creek	Denton, TX	*	Taxable	May-03	1,800,000	8.75%	8.75%

Total Taxable Bond Acquisitions		*			2,588,000	8.66%	8.66%

Total Q2 2003 Acquisitions		2,779			145,286,000	6.48%	6.71%

Total Q1 2003 Acquisitions					450,000	7.17%	7.17%

Total YTD Acquisitions					145,736,000	6.48%	6.71%

Note:

*	Not applicable to avoid duplication

Second Quarter 2003 Supplemental Financial Package

Disposition/Repayment Activity

Dispositions/Repayments	Units	Location	Bond Type	Month / Year Acquired	Minimum Stated Interest Rate	Carrying Value of Bond	Net Book Value	Net Proceeds	Net Gain (Loss)
Repayments:
Loveridge	148	Pittsburg, CA	80/20	Nov-86	7.50%	9,468,000	6,879,618	8,550,000	1,670,382
North Glen	284	Atlanta, GA	80/20	Sep-86	7.50%	12,400,000	11,616,771	12,400,000	783,229

Total Repayments	432				7.50%	21,868,000	18,496,389	20,950,000	2,453,611

Dispositions:
Golf and Lakeside Villas	224	Miami, FL	80/20	Jun-02	6.75%	1,591,000	1,370,690	1,404,000	33,310
Golf and Lakeside Villas	*	Miami, FL	80/20	Jun-02	7.00%	2,787,000	2,639,850	2,704,000	64,150
Golf and Lakeside Villas	166	Tamarac, FL	80/20	Jun-02	7.25%	6,199,000	6,213,800	6,364,800	151,000
Chapel Ridge at Yukon[1]	148	Oklahoma City, OK	LIHTC	Sep-02	7.00%	7,235,000	7,050,247	7,000,000	(50,247)

Total Disposition	538				7.06%	17,812,000	17,274,587	17,472,800	198,213

Total Q2 2003 Dispositions/ Repayments	970				7.30%	39,680,000	35,770,976	38,422,800	2,651,824

Total Q1 2003 Dispositions/ Repayments					7.42%	20,803,000	19,366,406	18,954,724	(411,682)

Total YTD Dispositions/ Repayments					7.34%	60,483,000	55,137,382	57,377,524	2,240,142

Notes:

*	Not applicable to avoid duplication
1.	This bond was closed and held in escrow pending receipt of certain documentation. At the end of the escrow period, the bond was redeemed.